EXHIBIT 99.1

Wendy's
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

Fourth Quarter and Full-Year 2009
Earnings Call
March 4, 2010

Wendy's
Arby's

WENDY'S
ARBY'S
GROUP

SERVING FRESH IDEAS DAILY.

Opening Comments
John Barker
SVP and Chief Communications Officer

▪ Business Highlights - Roland Smith
 − Fourth quarter
 − Full-year 2009
▪ Financial Results - Steve Hare
 − Fourth quarter consolidated financial overview
 − Full-year 2009 results
 − G&A synergies
 − Cash flow and debt capitalization
 − Dividend and stock repurchase program
▪ 2010 Overview - Steve Hare & Roland Smith
▪ Q&A
Agenda

Wendy’s/Arby’s Group Reported Today:
▪ Fourth Quarter and Full-Year 2009 Results
 − Q4 2009
 − Full-year 2009 is not comparable to 2008 due to the merger
▪ Balance Sheet Highlights
▪ Adjusted EBITDA Compared to Pro-forma Adjusted EBITDA
▪ Selected Financial Highlights for Each Brand
▪ Form 10-K
Fourth Quarter 2009

Forward-Looking Statements and
Regulation G
This presentation, and certain information that management may discuss in connection with this presentation, may contain statements that are not historical facts, including, importantly, information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995 (the “Reform Act”). For all our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking
Statements” in our most recent earnings press release and in the “Special Note Regarding
Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent
Form 10-K and subsequent Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as earnings before interest, taxes, depreciation and amortization, or EBITDA. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measure are in the
Appendix to this presentation, and are included in the earnings release and posted on the
Investor Relations section of our website.

Wendy's
Arby's

WENDY'S
ARBY'S
GROUP

SERVING FRESH IDEAS DAILY.

Fourth Quarter and
Full-Year 2009 Highlights
Roland Smith
President & Chief Executive Officer

▪ Delivered Strong Earnings Growth
 – Adjusted EBITDA* increased 16%
▪ Produced Margin Improvement at Wendy’s
 – 330 basis point improvement in company-operated stores
 – Ahead of schedule on improving Wendy’s restaurant margins by 500 basis points by end of 2011
▪ Achieved Cost Savings Ahead of Schedule
▪ Repositioned Wendy’s Brand
▪ Drove Product Innovation at Both Brands
▪ Implemented Improved Value Strategies at Both Brands
▪ Formed Wendy’s Purchasing Co-op
▪ Delivered Strong Cash Flow and Financial Flexibility
*See Appendix.
2009 Key Accomplishments

▪ Adjusted EBITDA* Grew 39% to $103.3 Million,
 Including Effect of Additional Week in the Quarter
▪ Strong Margin Improvement at Wendy’s
 − 420 basis points improvement in company-operated stores
▪ Sales and Margins Declined at Arby’s
 − Expanded Everyday Value platform in Company units
*See Appendix.
2009 Q4 Business Overview

North America Same-Store Sales
Company
Franchise
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
-6.0%
-7.0%
-8.0%
-3.1%
-2.6%

Restaurant Margin
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
11.7%
15.9%
Q4 2008
Q4 2009

Wendy’s 2009 Q4 Results
▪ North America Systemwide Same-Store Sales Declined 3%
 − SSS among strongest in the industry
 − Impacted by challenging economic trends and strong Q4 2008
 SSS of +3.7%
▪ 420 bps Margin Increase Driven by Operations, Pricing and
 Favorable Commodities
* Excludes the effect (-1.0%) of fewer restaurants serving breakfast.
*

North America Same-Store Sales
Company
Franchise
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
-0.3%
-0.3%

Restaurant Margin
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
11.6%
14.9%
Q4 2008
Q4 2009

Wendy’s Full-Year 2009 Results
▪ North America Systemwide Same-Store Sales Declined 0.7%
 − Among the best in the industry during a challenging year
▪ Strong Margin Increase of 330 bps Driven by Operations
 Improvements and Pricing with No Impact from Commodities
* Excludes the effect (-1.4%) of fewer restaurants serving breakfast.
*

North America Same-Store Sales
Company
Franchise
1.0%
-1.0%
-3.0%
-5.0%
-7.0%
-9.0%
-11.0%
-13.0%
-15.0%
-12.6%
-10.2%

Restaurant Margin
14.7%
14.6%
14.5%
14.4%
14.3%
14.2%
14.1%
14.0%
14.6%*
14.2%
Q4 2008
Q4 2009

110
Arby’s 2009 Q4 Results
▪ North America Systemwide Same-Store Sales Declined 11%
 − Impacted by significant competitor discounting and challenging economic trends
▪ Margin Decreased Due to Sales Deleveraging
* Restaurant Margin includes benefit of vacation policy
 standardization (150 bps)

North America Same-Store Sales
Company
Franchise
1.0%
-1.0%
-3.0%
-5.0%
-7.0%
-9.0%
-11.0%
-13.0%
-15.0%
-8.2%
-9.0%

Restaurant Margin
16.5%
16.0%
15.5%
15.0%
14.5%
14.0%
13.5%
13.0%
12.5%
16.1%*
13.9%
Q4 2008
Q4 2009

Arby’s Full-Year 2009 Results
* Restaurant Margin includes benefit of vacation policy
 standardization (40 bps)
▪ North America Systemwide Same-Store Sales Declined 9%
 − Impacted by competitor discounting and lack of a value menu offering
▪ Margins Decreased Driven by Deleveraging

Wendy's
Arby's

WENDY'S
ARBY'S
GROUP

SERVING FRESH IDEAS DAILY.

Financial Overview

Steve Hare
Chief Financial Officer

($ in Millions, except per share amounts)

	Q4 2009	Impact of Special Expense Items	
Revenues	$ 900.9		
Costs and expenses:			
Cost of sales	682.0	$ (1.0)	Pension withdrawal, vacation benefit
General and administrative	132.2	(17.5)	Integration, co-op, vacation benefit
Depreciation and amortization	46.9	-	
Impairment of long-lived assets	51.0	(51.0)	Impairment charge
Facilities relocation and corporate restructuring	2.1	(2.1)	Integration costs
Other operating expense, net	2.0	-	
	916.2	(71.7)	
Operating profit	(15.3)	-	
Interest expense	(37.0)	-	
Investment income, net	0.8	-	
Other income, net	1.2	-	
Income before income taxes	(50.3)	(71.7)	
Benefit from (provision for) income taxes	35.5	(27.2)	
Income from continuing operations	(14.7)	(44.5)	
Income from discontinued operations, net of income taxes	1.1	-	
Net (loss) income	$ (13.6)	$ (44.5)	
Diluted income per share	$ (0.03)	$ (0.10)

2009 Q4 Consolidated
Operating Results

($ in Millions)

	Q4 2009 14 weeks	Q4 2008 13 weeks
EBITDA	$ 82.6	$ 69.5
Adjustments:		
Integration cost in G&A	5.4	1.9
Wendy's purchasing co-op start-up cost in G&A	15.5	-
Facilities relocation and corporate restructuring	2.1	3.1
Bakery Pension in cost of sales	5.0	-
Benefit from vacation policy standardization in G&A	(3.3)	-
Benefit from vacation policy standardization in Cost of Sales	(3.9)	-
Adjusted EBITDA	$ 103.3	$ 74.4

Adjusted EBITDA % Growth	38.9%
Adjusted EBITDA % Growth excluding effect of additional week	20.6%

*See Appendix.
2009 Q4 EBITDA and
Adjusted EBITDA*

($ in Millions, except per share amounts)

	2009	Impact of Special Expense Items	
Revenues	$ 3,580.8		
Costs and expenses:			
Cost of sales	2,728.5	$ (1.0)	Pension withdrawal, vacation benefit
General and administrative	452.7	(28.8)	Integration, co-op, vacation benefit
Depreciation and amortization	190.3	(6.5)	Purchase price accounting adjustment
Impairment of long-lived assets	82.1	(82.1)	Impairment charges
Facilities relocation and corporate restructuring	11.0	(11.0)	Integration costs
Other operating expense, net	4.3	-	
	3,468.8	(129.4)	
Operating profit	112.0	-	
Interest expense	(126.7)	(5.5)	Withdrawal fee
Investment income, net	(3.0)	2.3	Gain on sale of investment
Other than temporary losses on investments	(3.9)	(3.9)	Investment losses
Other income, net	1.5	(1.7)	Net other
Income before income taxes	(20.1)	(138.2)	
Benefit from (provision for) income taxes	23.6	53.5	
Income from continuing operations	3.5	(84.7)	
Income from discontinued operations, net of income taxes	1.5	-	
Net income	$ 5.1	$ (84.7)	
Diluted income per share	$ 0.01	$ (0.18)

2009 Consolidated Operating Results

($ in Millions)

	2009 53 weeks	2008 PF 52 weeks
EBITDA	$ 384.4	$ 274.4
Adjustments:		
Integration cost in G&A	16.6	1.9
Wendy's purchasing co-op start-up cost in G&A	15.5	-
Facilities relocation and corporate restructuring	11.0	6.4
Bakery Pension termination in G&A	5.0	-
Benefit from vacation policy standardization in Cost of Sales	(3.9)	-
Benefit from vacation policy standardization in G&A	(3.3)	-
Wendy's Special Committee costs		84.2
Adjusted EBITDA	$ 425.2	$ 366.9
Adjusted EBITDA % Growth	15.9%

*See Appendix.
2009 EBITDA and Adjusted EBITDA*

($ in Millions)

	Wendy's		Arby's		Corporate		Total	
Operating profit (loss)	$	167.8	$	(29.2)	$	(26.5)	$	112.0
Depreciation		128.0		56.2		6.0		190.3
Impairment		23.4		56.5		2.2		82.1
EBITDA	$	319.2	$	83.5	$	(18.3)	$	384.4
Adjustments:								
Integration cost in G&A		1.4		-		15.2		16.6
Wendy's purchasing co-op start up		15.5		-		-		15.5
Facilities relocation and corp restucturing		3.8		-		7.2		11.0
Pension withdrawal		5.0		-		-		5.0
Benefit from vacation policy standardization		-		(6.2)		(1.1)		(7.3)
Adjusted EBITDA	$	344.9	$	77.3	$	3.0	$	425.2
% of Adjusted EBITDA		82%		18%

Wendy’s Contributes Majority of Adjusted EBITDA
Wendy’s
82%
Arby’s
18%
% of Consolidated Adjusted EBITDA
*See Appendix.
2009 Adjusted EBITDA* by Brand

($ in Millions)

Pro-Forma G&A FY 2008	$	455
Less: Integration costs in G&A		(2)
Plus: Bonus impact		29
Plus: Q4 G&A Savings		6
2008 Baseline G&A	$	488
2009 G&A	$	453
Plus: Benefit from vacation policy standardization		3
Plus: Bonus impact		6
Less: Integration costs in G&A		(17)
Less: Non-recurring Items in G&A		(16)
Less: 53rd week		(4)
2009 Comparable G&A	$	426
2009 G&A Savings	$	62

2008
2009
2010
2011
2009 Actual
$62 million
Plan
$60 million
Merger
Achieved Targeted G&A
Synergies Ahead of Schedule

($ in Millions)

		2009
Cash from operations	$	298.8
Capital expenditures		(101.9)
Net cash from operations		196.9
Net financing proceeds		397.1
Stock buybacks and dividends		(100.9)
Sales of investments and other net		8.5
Increase in cash		501.6
Beginning cash		90.1
Ending cash at January 3, 2010	$	591.7

Strong Cash Flow - 2009

($ in Millions)

	Y/E 2009	Y/E 2008
Total Debt	$ 1,522.9	$ 1,111.6
Cash and Cash Equivalents	591.7	90.1
Net Debt	$ 931.2	$ 1,021.5
Total Debt / Adjusted EBITDA[(1)]	3.6x	3.0x
Net Debt / Adjusted EBITDA[(1)]	2.2x	2.8x

(1)Adjusted EBITDA for 2008 is pro-forma. See appendix.
Debt Capitalization

▪ Board Increased Stock Repurchase Authorization to
 $200 Million
 – Company purchased $120.2 million of common stock as
 of February 26, 2010
 – 26.1 million shares for approximately $4.61 per share
 – Company may repurchase additional shares as market
 conditions warrant through January 2, 2011
▪ Quarterly Cash Dividend
 – $0.015 per share
 – Payable on March 15, 2010 to stockholders of record as
 of March 1, 2010
Recent Board Actions

2010 Overview

Unemployment Remains High with No Job Growth in the U.S.

Source: Bureau of Labor Statistics.
Unemployment rate
remains high at 9.7%
No job growth in
the U.S.

120
100
80
60
40
20
0
Feb '06
Jun '06
Oct '06
Feb '07
Jun '07
Oct '07
Feb '08
Jun '08
Oct '08
Feb '09
Jun '09
Oct '09
Feb '10

Consumer Confidence Continues to
Run Below Healthy Economic Levels
Source: The Conference Board
Consumer confidence
fell 10 points to a
10-month low
Consumer Confidence Index

Consumers Continue to Pay Down Debt
Causing Less Consumer Spending
Source: Federal Reserve
Consumer Revolving Credit Outstanding:
% Change vs. Year Ago

▪ Anticipate Weak Economic Conditions to Continue
 – High unemployment
 – Weak consumer confidence
▪ Positive SSS at Wendy’s
▪ Negative SSS at Arby’s, but Improving Year-over-Year
▪ Total Capital Expenditure of $165 Million
 – Open 12 new Wendy’s
 – Remodel 100 Wendy’s and 100 Arby’s
▪ Low-to-Mid Single Digit Growth in Adjusted EBITDA
 – Excludes effect of 53rd week ($14 million in 2009)
 – Excludes investment spending on Wendy’s breakfast
 ($9 million in 2010)
Financial Outlook 2010

2010 Brand Overview
Roland Smith
President & Chief Executive Officer

Wendy’s Brand

▪ Drive Positive Same-Store Sales
 – Balance premium and value
 – Continue product innovation
 – Reinforce “Real” brand positioning
 – Strategic pricing project
▪ Continue Margin Improvement
▪ Optimize New Purchasing Co-op
▪ Re-Launch Breakfast Program and Expand to New Market
▪ Execute Remodeling Program
Wendy’s Initiatives in 2010

WENDY'S
ARBY'S
GROUP

You know when it's real.™

NEW
SPICY
CHICKEN
NUGGETS

Only 100% cod makes the cut.
PREMIUM
FISH FILLET
100% NORTH PACIFIC COD

new
BACON
&
BLUE

Wendy’s 1st Quarter Calendar
January
February
March
99¢
Premium
Cod

Wendy’s Strategic Pricing
▪ Implementing a Strategic Pricing Initiative to Drive
 Same-Store Sales and Margins
▪ History:
 – Wendy’s priced on a national basis
 – Over the past two years, moved to regional pricing
▪ New strategy will price on a store-by-store basis
 – Expect benefit in 2011 and beyond

16.6%
14.9%
13.3%-13.5%
11.6%
2008
2009 Goal
2009
2010 Goal
2011 Goal

▪ 2009:  Goal was 160 to 180 bps Improvement
  Achieved 330 bps Improvement
▪ 2010: Goal is to Continue Margin Expansion of 90 to 110 bps
  (excluding incremental breakfast investment)
▪ 2011: Goal is a Total Increase of 500 bps to 16.6%
330 bps 2009
15.8%-16.0%
Wendy’s Margin Improvement

▪ Steady Improvement in Operations
 – Number of “A” and “B” stores increased by 35 points
Continue to Improve Wendy’s
Restaurant Operations
Q1 2008
Q4 2009

Wendy's

Quality Supply Chain Co-op, Inc.

QSCC

WENDY'S ARBY'S GROUP

Optimize Wendy’s New
Purchasing Co-op
▪ Formed National Supply Chain Co-op in January 2010
▪ Co-op is Managing Food and Related Product Purchases as
 Well as Distribution Services
▪ Offers Cost Savings Opportunities While Maintaining the
 Quality of the Wendy’s Brand

▪ 2010 Plan:
 – Introduce new menu and program in 3 existing markets
 – Expand into additional company and franchise markets
 • $9 million incremental investment spend
Introduce Wendy’s New Breakfast
Program and Expand

▪ 2009: 90 Remodels Complete
▪ 2010: 100 Remodels Planned

Curv
e
Tower
Wendy’s Remodeling Plan

Arby’s Brand

▪ Recruit Experienced Brand President
▪ Execute Turnaround Plan:
 – Expand value strategy
 – Increase media efficiency
 – Validate brand positioning
 – Improve advertising effectiveness
 – Revitalize product innovation
 – Launch a three-year remodeling program
Arby’s 2010 Initiatives

Arby’s Unique Selling Proposition
▪ Quality Food Positioning
▪ Unique, Slow-Roasted and Freshly Sliced Roast Beef
 Sandwiches
▪ A Menu that’s an Alternative to Traditional Fast Food
Arby’s Has One of the Highest
Check Averages in QSR

60%
50%
40%
30%
20%
10%
0%
49%
47%
41%
35%
27%
Subway
McDonald's
Wendy's
Burger King
Arby's

Arby’s Rated Lowest in
“Worth What You Pay for It”
Value is Arby’s Biggest Issue
Source: Millward Brown, Brand Tracking Study; represents % of consumers who agree “Worth What You Pay for It”

WENDY'S ARBY'S GROUP

$1 VALUE MENU
KA BOOM!
VALUE SHAKE
JR. CHICKEN SANDWICH
VALUE DRINK
VALUE FRIES
JR. ROAST BEEF
APPLE OR CHERRY TURNOVER
JR. HAM & CHEDDAR MELT
Arby's
Limited time offer at participating locations.

STARTING
AT
▪ National Advertising for $1 Value begins in April
Arby’s - Value Strategy

WENDY'S ARBY'S GROUP

STARTING AT
$1
VALUE MENU
KA BOOM!

STARTING AT
$1

Arby’s Media Efficiency and
Advertising Effectiveness
▪ Increase National Media Weight
▪ Franchisees Approved National Media Rate Increase from
 1.2% to 2.5% Effective April 1
▪ New Advertising Campaign begins in March
▪ National Advertising on New Value Menu Starts in April

WENDY'S
ARBY'S
GROUP

Arby's

Arby's
Arby's
Arby's

▪ 56% of Arby’s System is “Pinnacle”
▪ Remodel Program
 – 3-Year Plan to Invest ($75-100M)
 – Goal is 75% as Pinnacle Image
▪ 100 Remodels in 2010
Launching Arby’s Three-Year
Remodel Program
Pinnacle Remodel
New Pinnacle

International

▪ 2009:
 – Contractual commitments for more than
 300 new restaurants
▪ 2010:
 – Targeting development agreements for
 approximately 400 restaurants
 • Expand existing markets
 • Enter 4 new countries
 • Identify a new partner for Japan
 – New openings
 • 35-45 new franchise units
 • First dual-branded unit opening in Dubai
 in Q2
▪ Long-Term:
 – Potential for 8,000 restaurants outside of
 North America
Singapore 1st Store Grand Opening
Artist rendering of first dual-branded unit in the Middle East
International Growth

▪ Invest in Future Growth
 – Breakfast expansion
 – Remodeling
 – International
▪ Drive Positive Same-Store Sales and Continue Margin
 Improvement at Wendy’s
▪ Turnaround Arby’s and Improve Same-Store Sales
▪ Continue to Identify G&A Efficiencies
▪ Leverage Purchasing Power of Both Brands
▪ Deliver Low-to-Mid Single Digits Growth in 2010
 Adjusted EBITDA
▪ Expect to Return to Mid-Teens Adjusted EBITDA
 Growth in 2011
2010 Summary

www.wendysarbys.com
Q&A

Appendix

Wendy's/Arby's Group, Inc. and Subsidiaries
Calculation and Comparison of EBITDA and a Reconciliation of EBITDA to Net (Loss) Income

(In Thousands) (Unaudited)	Fourth Quarters 2009 14 weeks	Fourth Quarters 2008 13 weeks	Years 2009 53 weeks	Years Pro-forma[1] 2008 52 weeks
EBITDA	$ 82,619	$ 69,454	$ 384,359	$ 274,414
Depreciation and amortization	(46,882)	(39,549)	(190,251)	(186,601)
Goodwill impairment	-	(460,075)	-	(460,075)
Impairment of other long-lived assets	(51,024)	(3,582)	(82,132)	(20,592)
Operating (loss) profit	(15,287)	(433,752)	111,976	(392,854)
Interest expense	(37,037)	(25,989)	(126,708)	(100,412)
Investment income (expense), net	842	6,249	(3,008)	15,560
Other than temporary losses on investments	-	(33,055)	(3,916)	(112,741)
Other income (expense), net	1,220	5,329	1,523	(714)
(Loss) before income taxes	(50,262)	(481,218)	(20,133)	(591,161)
Benefit from income taxes	35,544	87,002	23,649	96,918
(Loss) income from continuing operations	$ (14,718)	$ (394,216)	$ 3,516	$ (494,243)
Income from discontinued operations, net of income taxes	1,124	998	1,546	2,217
Net (loss) income	$ (13,594)	$ (393,218)	$ 5,062	$ (492,026)

[1]Additional Information Online

The Company's quarterly pro-forma data for 2008 is available online on the company's website at http://ir.wendysarbys.com/phoenix.zhtml?c=67548&p=irol-reportsnongaap. The unaudited pro-forma financial information is based upon the historical consolidated financial statements of Wendy's/Arby's Group, Inc. (formerly Triarc Companies, Inc.) and Wendy's International, Inc. and have been prepared to illustrate the effect of the merger in which Wendy's became a wholly owned subsidiary of Wendy's/Arby's. The pro-forma results of operations are prepared on an "as if" basis assuming the merger with Wendy's occurred at the beginning of 2008 and includes the effect of the finalized purchase price allocation.

Reconciliation of EBITDA to Adjusted EBITDA

(In Thousands) (Unaudited)	Fourth Quarters		Years	
	2009 14 weeks	2008 13 weeks	2009 53 weeks	Pro-forma[1] 2008 52 weeks
EBITDA	$ 82,619	$ 69,454	$ 384,359	$ 274,414
Plus:				
Integration costs in general and administrative (G&A)	5,387	1,857	16,598	1,857
Wendy's purchasing co-op start-up costs in G&A	15,500	-	15,500	-
Facilities relocation and corporate restructuring	2,125	3,101	11,024	6,435
Bakery pension termination in cost of sales	4,975	-	4,975	-
Special committee charges	-	-	-	84,231
Benefit from vacation policy standardization in G&A	(3,339)	-	(3,339)	-
Benefit from vacation policy standardization in cost of sales	(3,925)	-	(3,925)	-
Adjusted EBITDA	$ 103,342	$ 74,412	$ 425,192	$ 366,937
Adjusted EBITDA Growth %	38.9%		15.9%	

[1]**Additional Information Online**

The Company's quarterly pro-forma data for 2008 is available online on the company's website at http://ir.wendysarbys.com/phoenix.zhtml?c=67548&p=irol-reportsnongaap. The unaudited pro-forma financial information is based upon the historical consolidated financial statements of Wendy's/Arby's Group, Inc. (formerly Triarc Companies, Inc.) and Wendy's International, Inc. and have been prepared to illustrate the effect of the merger in which Wendy's became a wholly owned subsidiary of Wendy's/Arby's. The pro-forma results of operations are prepared on an "as if" basis assuming the merger with Wendy's occurred at the beginning of 2008 and includes the effect of the finalized purchase price allocation.